SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
August 19, 2010
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

161 Sixth Avenue, New York, New York	10013

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code: (212) 539-9600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 — Results of Operations and Financial Condition
On August 19, 2010, Harris Interactive Inc. (the “Company”) issued a press release announcing the Company’s earnings for the fiscal quarter and fiscal year ended June 30, 2010. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The following non-GAAP financial measures are referenced in the press release attached as Exhibit 99.1: adjusted EBITDA and adjusted EBITDA after the effect of restructuring and other charges. A reconciliation of these non-GAAP measures to the most directly comparable financial measure calculated and presented in accordance with GAAP, GAAP Net Income, is provided as part of the press release.
These non-GAAP financial measures should not be considered in isolation; they are in addition to, and are not a substitution, for financial performance measures under GAAP. These non-GAAP financial measures may be different from non-GAAP measures used by other companies. Further, we may utilize other measures to illustrate performance in the future. Non-GAAP measures have limitations since they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP.
The Company defines Non-GAAP Adjusted EBITDA as earnings before interest expense (income), income taxes, depreciation and amortization, and stock based compensation. Non-GAAP Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The Company is presenting Non-GAAP Adjusted EBITDA because it provides investors with an additional way to view its operations, when considered with both its GAAP results and the reconciliation to net income, which the Company believes provides a more complete understanding of its business than could be obtained absent this disclosure. Non-GAAP Adjusted EBITDA is presented solely as a supplemental disclosure because: (i) the Company believes it is a useful tool for investors to assess the operating performance of the business without the effect of non-cash depreciation, amortization and stock based compensation expenses; (ii) the Company believes that investors will find this data useful in assessing its ability to service or incur indebtedness; and (iii) Non-GAAP Adjusted EBITDA is a component of the financial covenant measures used by the Company’s lenders in connection with the Company’s credit facilities. The use of Non-GAAP Adjusted EBITDA has limitations and should not be considered in isolation from or as an alternative to GAAP measures, such as net income, operating income or other data prepared in accordance with GAAP, or as a measure of the Company’s profitability or liquidity.
The Company believes that its description of Non-GAAP Adjusted EBITDA after the effect of restructuring and other charges is useful to investors because it provides a means for investors to better understand the Company’s ongoing operations during the fiscal quarter.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on August 19, 2010 announcing the Company’s earnings for the fiscal quarter and fiscal year ended June 30, 2010.
Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of Item 2.02 of this Report on Form 8-K is not an admission as to the materiality of any information in this Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Eric W. Narowski
	Name:	Eric W. Narowski
	Title:	Interim Chief Financial Officer (Principal Financial Officer)

Dated: August 19, 2010

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on August 19, 2010 announcing the Company’s earnings for the fiscal quarter and fiscal year ended June 30, 2010.